As filed with the Securities and Exchange Commission on February 03, 2004
                         Registration No. 333-92460
 =========================================================================

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                            Date of Report
                           February 03, 2004


                            SONIC MEDIA CORP.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


  Nevada                                                     68-0507505
(State or jurisdiction  (Primary Standard Industrial      (I.R.S. Employer
 of incorporation       Classification Code Number)     Identification No.)
 or organization)

                    	   2200-1420 Fifth Avenue
               		 Seattle, Washington 98101
                              (206) 310-1344
             -----------------------------------------------
      (Address and telephone number of principal executive offices)

          		 Kenneth H. Finkelstein
			 2200-1420 Fifth Avenue
                       Seattle, Washington  98101
                              (206) 310-1344
            -------------------------------------------------
        (Name, address and telephone number of agent for service)


==================================================================

ITEM 5. OTHER EVENTS

Effective January 30, 2004, Sellers & Andersen LLC, the auditors for
Sonic Media Corp. (Sonic) merged with Madsen and Associates to create a new entity being Madsen & Associates, CPA's Inc. The principal accountant for Sonic, Mr. Rex Andersen, formerly of Sellers and Andersen LLC, now works with Madsen & Associates, CPA's Inc. Mr. Rex Andersen remains the principal accountant for Sonic and has not resigned from this position nor has he been dismissed.

Effective January 30, 2004, the Board of Directors of Sonic have approved a change of auditors from Sellers and Andersen LLC to Madsen and Associates, CPA's Inc. with Mr. Rex Andersen remaining as the principal accountant for Sonic.

The contact information for Madsen & Associates, CPA's Inc., effective February 16, 2004 is: Madsen & Associates, CPA's Inc., 684 East Vine Street, Suite 3, Murray, Utah, 84107, tel: (801) 268-2632,
fax: (801) 262-3978.



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 03, 2004


       SONIC MEDIA CORP.




       By: /s/ Kenneth H. Finkelstein
       -------------------------------
       Kenneth H. Finkelstein
       President, Chief Financial Officer,
       Principal Accounting Officer, a
       member of the Board of Directors